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                                  EXHIBIT 11(d)

                             Consent of Ropes & Gray

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                               CONSENT OF COUNSEL


   We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 44 to the Registration Statement of The One Group(R) (Nos. 2-95973 and 811-4236) on Form N-1A under the Securities Act of 1933, as amended.


                                                            /s/ ROPES & GRAY
                                                            ROPES & GRAY

Washington, D.C.
June 5, 1998